UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2026

Pacific Coast Oil Trust

(Exact name of registrant as specified in its charter)

Delaware	1-35532	80-6216242
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

The Bank of New York Mellon Trust Company, N.A. 601 Travis, Floor 16 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (512) 236-6555

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

As previously disclosed, on July 11, 2025, Pannell Kerr Forster of Texas, P.C. (“PKF”) resigned as the independent registered public accounting firm of Pacific Coast Oil Trust (the “Trust”).

On March 16, 2026, the Trust engaged Weaver and Tidwell, L.L.P. (“Weaver”) as the Trust’s independent registered public accounting firm.

During the fiscal years ended December 31, 2024 and 2025, respectively, and the subsequent interim period through March 16, 2026, neither the Trust nor anyone acting on its behalf has consulted with Weaver on any of the matters or events set forth in Item 304(a)(2)(i) or 304(a)(2)(ii) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pacific Coast Oil Trust

	By:	The Bank of New York Mellon Trust Company, N.A., as Trustee

Date: March 17, 2026	By:	/s/ Sarah Newell
Sarah Newell
Vice President